SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2003

                                  Saucony, Inc.
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               (Exact name of registrant as specified in charter)

        Massachusetts              000-05083                 04-1465840
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  (State or other juris-         (Commission               (IRS Employer
 diction of incorporation        File Number             Identification No.)


                     13 Centennial Drive, Peabody, MA 01960
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            (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code: 978-532-9000

                                 Not applicable
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          (Former name or former address, if changed since last report)



Item 12.  Disclosure of Results of Operations and Financial Condition.

     On October 28, 2003, Saucony, Inc. announced its financial results for the quarter ended October 3, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 28, 2003        SAUCONY, INC.
                               By:  /s/ Michael Umana
                               ----------------------------------------------
                               Michael Umana
                               Executive Vice President, Finance
                               Chief Financial Officer
                               (Duly authorized officer and principal
                               financial officer)


                                      EXHIBIT INDEX

Exhibit No.              Description
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99.1                     Press release dated October 28, 2003